UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2014

Chesapeake Utilities Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Silver Lake Boulevard, Dover, Delaware		19904
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	302.734.6799

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 1, 2014, Chesapeake Utilities Corporation (the "Company") issued a press release announcing the closing of the sale of BravePoint, Inc. ("BravePoint"), the Company's advanced information technology services subsidiary to Progress Software Corporation for approximately $12 million in cash. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release of Chesapeake Utilities Corporation, dated October 1, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Utilities Corporation

October 2, 2014	By:	Michael P. McMasters

Name: Michael P. McMasters
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 - Press Release of Chesapeake Utilities Corporation, dated October 1, 2014